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                                                                 EXHIBIT 10.4(g)


               SIXTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT


         THIS SIXTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (the "Amendment") is entered into as of the ____ day of September, 2003, by and between SUNTRUST BANK, a Georgia state banking corporation (the "Lender"), and CENTRAL FREIGHT LINES, INC., a Texas corporation (the "Borrower").


                                    RECITALS:

         A. Borrower and Lender entered into that certain Revolving Credit Loan Agreement dated April 30, 2002, as most recently amended by that certain Fifth Amendment to Revolving Credit Loan Agreement dated as of July 5, 2003 (the "Loan Agreement"),

         B. The Borrower and the Lender desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Loan Agreement is hereby amended and modified as follows:

         Section 1. The definition of "Maturity Date" set forth in Section 1.1 of the Loan Agreement is hereby amended and restated as follows:

                  "MATURITY DATE" shall mean October 31, 2004.

         Section 2. Except as provided herein, the Loan Agreement shall remain unamended in full force and effect.

         Section 3. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.


BORROWER:                                   LENDER:
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CENTRAL FREIGHT LINES, INC.                 SUNTRUST BANK

By:      /s/ Jeff Hale                      By:      /s/ William H. Crawford
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Title:   CFO                                Title:   Director, SunTrust Bank
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